UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 27, 2005

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26734 (Commission File Number)	77-0191793 (IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California (Address of principal executive offices)	94089 (Zip Code)

Registrant’s telephone number, including area code (408) 542-0500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9
EXHIBIT 10.10

Item 1.01. Entry Into a Material Definitive Agreement.

     At the 2005 Annual Meeting of Stockholders of SanDisk Corporation (the “Registrant”) held on May 27, 2005 (the “Annual Meeting”), the stockholders approved the SanDisk Corporation 2005 Stock Incentive Plan (the “Plan”). The Plan and the various ancillary documents under the Plan are attached hereto and are incorporated herein in their entirety by reference.

     The Plan consists of three separate equity incentive programs: (i) the discretionary grant program under which eligible individuals may be granted options to purchase shares of the Registrant’s common stock (“Common Stock”) at the fair market value per share on the grant date or stock appreciation rights with a base price equal to the fair market value of the Common Stock on the grant date, (ii) the stock issuance program under which eligible persons may be issued shares of Common Stock pursuant to restricted stock awards, restricted stock units or other stock-based awards which vest upon completion of a designated service period or the attainment of pre-established performance milestones and (iii) the automatic grant program for the non-employee members of the Registrant’s board of directors pursuant to which new and continuing non-employee board members are to receive grants (in the form of stock options and/or restricted stock or restricted stock units) automatically at periodic intervals over their period of board service. Participation in the discretionary grant and stock issuance programs is limited to employees of the Registrant and its subsidiaries, non-employee members of the Registrant’s board of directors or the board of directors of any subsidiary, and consultants and other independent advisors in the service of the Registrant or any subsidiary

     5,700,000 shares of Common Stock have been initially reserved for issuance over the term of the Plan. The share reserve may be increased by up to an additional 10,000,000 shares of Common Stock to the extent any options outstanding under the Registrant’s 1995 Stock Option Plan (“1995 Plan”) or the Registrant’s 1995 Non-Employee Directors Stock Option Plan (“Directors Plan”) at the time of the Annual Meeting subsequently expire or terminate unexercised. No participant in the Plan may receive option grants, stand-alone stock appreciation rights, direct stock issuances (whether vested or unvested) or other stock-based awards for more than 1,000,000 shares of Common Stock in any single calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. The maximum number of shares which may be issued without cash consideration under the stock issuance program may not exceed ten percent (10%) of the total number of shares of Common Stock from time to time authorized for issuance under the Plan.

     The plan administrator will have full power and authority (subject to the express terms of the Plan) to select the individuals who are to receive awards under the discretionary grant and stock issuance programs and to determine the time or times when those awards are to be made, the number of shares and the vesting schedule applicable to each award and the remaining terms and conditions of each such award. The plan administrator will also have the discretionary authority to accelerate the vesting of any and all outstanding awards under the two programs. Awards under the automatic option grant program will be made in accordance with the express terms of that program, except for the limited authority of the plan administrator to determine the actual number of shares for which each such award is to be made, subject to the limitations of the program on the maximum number of shares for which awards may be made to new or continuing members of the Registrant’s board of directors.

     On May 27, 2005, upon stockholder approval of the Plan at the Annual Meeting and pursuant to the terms of the automatic grant program and the limited discretion provided the plan administrator under such program, each non-employee member of the Registrant’s board of directors (Irwin Federman, Catherine P. Lego, Michael E. Marks, Dr. James D. Meindl and Alan F. Shugart) was automatically granted a stock option for 6,250 shares of Common Stock with an exercise price of $26.09 per share, the fair market value per share of Common Stock on the grant date, and a restricted stock unit award covering an additional 2,500 shares of Common Stock. Both the stock option grant and the restricted stock unit award made to each non-employee board member will vest upon the earlier of (i) the director’s completion of one year of board service measured from the May 27, 2005 grant date or (ii) such individual’s continuation in board service through the day immediately preceding the date of the 2006 annual stockholders meeting. However, the shares subject to each award will immediately vest in full upon the individual’s death or disability while a board member or upon the occurrence of certain changes in ownership or control during his or her period of board service.

     On May 27, 2005, subsequent to the Annual Meeting, the compensation committee of the Registrant’s board of directors granted a stock option under the Plan for 200,000 shares of Common Stock to Dr. Eli Harari, the Registrant’s President and Chief Executive Officer. The option grant has an exercise price of $26.09 per share and will become exercisable with respect to (i) 25% of the option shares upon Dr. Harari’s completion of 1 year of service measured from the grant date and (ii) the balance of the option shares in successive equal quarterly installments upon his completion of each succeeding 3-month period of service over the 36-month period measured from the 1st anniversary of the grant date.

     At the Annual Meeting, the stockholders also approved the SanDisk Corporation 2005 Employee Stock Purchase Plan and the SanDisk Corporation 2005 International Employee Stock Purchase Plan pursuant to which 5,000,000 shares of Common Stock have been reserved in the aggregate for issuance pursuant to a broad-based employee stock purchase program for both U.S. and foreign employees of the Registrant and its subsidiaries.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Number
No.	Description of Document
10.1	SanDisk Corporation 2005 Stock Incentive Plan
10.2	SanDisk Corporation Form of Notice of Grant of Stock Option
10.3	SanDisk Corporation Form of Notice of Grant of Non-Employee Director Automatic Stock Option (Initial Grant)
10.4	SanDisk Corporation Form of Notice of Grant of Non-Employee Director Automatic Stock Option (Annual Grant)
10.5	SanDisk Corporation Form of Stock Option Agreement
10.6	SanDisk Corporation Form of Automatic Stock Option Agreement
10.7	SanDisk Corporation Form of Restricted Stock Unit Issuance Agreement
10.8	SanDisk Corporation Form of Restricted Stock Unit Issuance Agreement (Director Grant)
10.9	SanDisk Corporation Form of Restricted Stock Award Agreement
10.10	SanDisk Corporation Form of Restricted Stock Award Agreement (Director Grant)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2005

SanDisk Corporation
By:	/s/ Judy Bruner
	Name:	Judy Bruner
	Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Number
No.	Description of Document
10.1	SanDisk Corporation 2005 Stock Incentive Plan
10.2	SanDisk Corporation Form of Notice of Grant of Stock Option
10.3	SanDisk Corporation Form of Notice of Grant of Non-Employee Director Automatic Stock Option (Initial Grant)
10.4	SanDisk Corporation Form of Notice of Grant of Non-Employee Director Automatic Stock Option (Annual Grant)
10.5	SanDisk Corporation Form of Stock Option Agreement
10.6	SanDisk Corporation Form of Automatic Stock Option Agreement
10.7	SanDisk Corporation Form of Restricted Stock Unit Issuance Agreement
10.8	SanDisk Corporation Form of Restricted Stock Unit Issuance Agreement (Director Grant)
10.9	SanDisk Corporation Form of Restricted Stock Award Agreement
10.10	SanDisk Corporation Form of Restricted Stock Award Agreement (Director Grant)